SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                            ------------------------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                         -------------------------------



       Date of Report (Date of Earliest Event Reported): November 17, 2000

                            Brill Media Company, LLC
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Virginia                    333-44177               52-2071822
  -------------------         ------------------      ------------------
   (State or other               (Commission            (IRS employer
   jurisdiction of               file number)        identification no.)
    incorporation)


                420 N. W. FIFTH STREET, EVANSVILLE, INDIANA 47708
     -----------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip code)

               Registrant's telephone number, including area code:
                                 (812) 423-6200






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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On November 17, 2000, certain wholly-owned subsidiaries of Brill Media Company, LLC (together with its wholly-owned subsidiaries, the "Company") paid $1,099 in cash to acquire 100% of the membership interests of TSB IV, LLC (T4L), a Virginia limited liability company, pursuant to an Agreement for Transfer of Membership Interest.

Simultaneously, Mr. Alan Brill made a capital contribution of $1,099 in cash to the Company.

T4L owns and operates WKDQ, a radio station located in the Evansville, Indiana/Henderson, Kentucky market.

T4L assets constituted cash, accounts receivables, other current assets, broadcasting equipment and other assets as well as intangibles used in the radio broadcasting operations and will continue to be utilized by the Company for such purposes. In addition, T4L liabilities were approximately $14 million at November 17, 2000 and included accounts payable, other accrued expenses, a promissory note payable to the Company, as well as other purchase money and capital lease obligations including a capitalized lease to a related party.

Prior to the transaction, T4L had been a "managed affiliate" of the Company as described in note 9 to the consolidated financial statements included in the Annual Report on Form 10-K of the Company for the fiscal year ended February 29, 2000 and was indirectly owned by Mr. Alan Brill. Accordingly the transaction will be accounted for similar to a pooling-of-interests.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired (to be filed by amendment not later than January 31, 2001)

(b) Pro Forma Financial Information of Brill Media Company, LLC (to be filed by amendment not later than January 31, 2001)


(c)  Exhibits

     1(a) Agreement For Transfer of Membership Interest dated November 17, 2000 between Brill Media Holdings, LLC and BMC Holdings, LLC.

     1(b) Agreement  For  Transfer of Stock  dated  November  17,  2000  between
          Tri-State Holdings Management, Inc. and BMC Holdings, Inc.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    BRILL MEDIA COMPANY, LLC

                                    By:  BRILL MEDIA MANAGEMENT, INC.,
                                         Manager

Date: December 4, 2000              By          /s/ ALAN R. BRILL
                                         ------------------------------------
                                                  Alan R. Brill
                                            DIRECTOR, PRESIDENT, AND CHIEF
                                            EXECUTIVE OFFICER



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